Vantage Drilling Company 2014 Johnson Rice Energy Conference New Orleans, Louisiana October 1, 2014 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

Company Overview Vantage Offices 4 Jackups 3 Drillships, plus 1 under Construction NYSE VTG Market Cap $434 Million Book Value $545 Million Enterprise Value $3.3 Billion Employees >1,300

Highlights . . .
Repaid $57 million of debt in Q2 and $30 million
in Q1; on target for approximately $50 million
reduction per quarter for the balance of 2014
Ultra-Deepwater Fleet fully contracted through
2015
Ultra-Deepwater drillship, Cobalt Explorer, under
construction will provide continued growth
through 2016
Managing two Ultra-deepwater new build ship
construction projects for customer at DSME
shipyard in Korea

Strategic Overview
Vantage was founded with a vision of
bringing the best people together with
the highest specification, modern fleet in
the offshore drilling industry.
With exceptional operating performance
and a focus on service, we have built an
excellent portfolio of customers who
have provided us with significant
backlog and repeat business.
In recent years, we have focused on
improving our financial structure,
reducing our borrowing costs, and now
de-levering the balance sheet.
Financial
Structure
Long Term
Customer
Relationships
High
Specification
Assets
Experienced
People

Our People
•
Industry leading safety record – Lost time
incident rate in 2013 and 2012 were .32 and
.00, respectively, as we completed
approximately 2.5 million and 2.2 million
man-hours
•
Jack-up fleet has achieved approximately
99% productive time over the first 60
months of operations. Each jack-up
construction project was completed on-time
and on budget
•
Our exceptional operating experience and
technical expertise has resulted in
additional business opportunities as
Vantage has been selected to manage 3
rd
party shipyard projects and rig operations
Our senior management team
averages over 30 years of
Industry experience
The cornerstones of our
corporate culture are safety and
professionalism

High Specification Assets
Jackup fleet has achieved approximately 99% productive
time for the first 60 months of operations
High-specification drillships combined with deep in-house
operations and technical teams, have been the key to
awards to Vantage of high-profile, complex, ultra-
deepwater projects
Cobalt
Explorer,
a 7
th
generation, dual-activity
UDW drillship equipped with (2) seven-ram BOP’s
and 10,000 feet of riser, scheduled for delivery in
2015, will be our most technically advanced
drillship
We have built a fleet of new, premium
assets that our customers demand now and
for the future.

Market Conditions
•
Deliveries of newbuild rigs have saturated the
marketplace and are negatively impacting
pricing.
•
Because of ready availability of rigs (from added
supply), customers are not contracting rigs as
far in advance as they had previously.
•
Shift in global spending to national oil
companies increases contracting time.
•
North American and European E&P companies
facing wave of shareholder activism impacting
capital allocations (dividends & share
repurchases versus E&P spending).
Near Term

# of fields on stream (5000 ft+)
140
120
100
80
60
40
20
0
2000
2002
2004
2006
2008
2010
2012
2014

USDbn
700
600
500
400
300
200
100
USD/bbl
120
100
80
60
40
20
1975
1977
1979
1981
1991
2001
2007
2011
2013e
E&P spending
Average brent crude price

Source: DNB Markets, companies, Bloomberg

VANTAGE DRILLING COMPANY

Market Conditions
•
Global demand for oil & gas continues growth
driven by emerging economies with long-term
forecast for increase E&P spending.
•
Success in deepwater and ultra-deepwater
exploration should provide the map to future
growth as developmental drilling increases rig
demand.
•
Customers prefer high-specification rigs due to
greater reliability and performance.  With 149
floaters and 309 jackups older than 25 years of
age, there is a significant opportunity for rig
replacement.
Continued Growth Cycle
Continued E&P Spending Growth
Longer Term

ONGC

PETROBRAS

TOTAL

PTTEP

PETRONAS

VANTAGE DRILLING COMPANY

Strong Customer Backlog
IOC
17%
NOC
79%
$2.5 Billion of backlog with
strong customer base:
4%
We have focused our marketing efforts on
customers with long-term drilling requirements
with the opportunity for long-term contracts

Fleet Status
Ownership 2013 2014 2015
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% $130,000 $156,000 (2 years)
Sapphire Driller 100% $120,000 $165,000 (net) $183,000 (18 months)
Aquamarine Driller 100% $153,000 $155,000
Topaz Driller 100% $155,000 $155,000 $152,500 (1 well) $155,000
Drillships
Platinum Explorer 100% $590,000 (5 years)
Titanium Explorer
(2)
100% $585,000 (8 years)
Tungsten Explorer 100% 5 wells (175 days) 60 days $641,000 (2 years firm)
Cobalt Explorer 100%
Contracted Option Letter of Award; Commisioning / Construction
Contract subject to conditions Mobilization
Notes:
(2) The average drilling revenue per day for the Titanium Explorer includes the achievement of the 12.5% bonus opportunity.
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total estimated revenue includes mobilization and demobilization fees and other contractual revenues associated with the drilling services.
Customer backlog of approximately $2.5 Billion provides visibility to cash flows

($ in millions)

($ in millions)
2009
2010
2011
2012
2013

($ in millions)

VANTAGE
DRILLING COMPANY

Significant Growth Achieved
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller Platinum Explorer Titanium Explorer Tungsten Explorer
December 2008 July 2009 September 2009 December 2009 November 2010 April 2012 July 2013
-
$200.0
$400.0
$600.0
$800.0
2009 2010 2011 2012 2013
Revenue
$75.0
$150.0
$225.0
$300.0
Income from
Operations
$-
$75.0
$150.0
$225.0
$300.0
$375.0
2009 2010 2011 2012 2013
Adjusted EBITDA
$
$111.50
$278.4
$485.8 $471.5
$732.1
$18.4
$46.9
$110.2
$146.6
$256.9
$81.8
$176.0
$216.0
$363.5
$30.2
$-

2011
2012
2013
2014
2015

VANTAGE
DRILLING COMPANY

Progress on Financial Targets
•
1H 2014, with our 7 operational assets all
working, we reported record Revenue,
EBITDA and Income from Operations.
•
We have made substantial progress towards
achieving our Net Debt to EBITDA goal of
5.0X.
•
EBITDA and EPS will be significantly impacted
by mobilizations and potential client
requested upgrade projects:
•
We expect to be compensated for all of
the days and upgrade costs.
•
Should not impact our debt paydown
objectives.
$(200.0)
$-
$200.0
$400.0
$600.0
Strong projected EBITDA and Earnings Are
Contracted
Contracted Uncontracted Adj. Net Income
Actual
Long Term Contracts provide visibility to cash flow to support our leverage reduction objectives
Projected

($ in millions)
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

Debt Maturities and Leverage
• No significant debt maturities
until 2017
• Cash flow from operations
projected to cover all debt
service through 2018
• Increased leverage over last 2
years has been to fund
deployment of Titanium
Explorer
and Tungsten
Explorer
• As current fleet is all working,
leverage will rapidly decline –
on target for yearend 2014
leverage of  5.0 X EBITDA
Debt Maturities
2011 2012 2013
Long-term Debt $1,246.4 $ 2,710.6 $ 2,852.1
Long-term Debt / Long-term EBITDA 7.1 x 12.6 x 7.8 x
Long-term Debt / 4 QTR EBITDA (annualized) 5.5 x
th

Appendix Historical Financial

Statement of Operations
($ in millions) December 31,December 31, December 31, Six Months Ended
2011 2012 2013 30-Jun-14
REVENUE
Contract Drilling Services 366.8 $    423.8 $    666.2 $       413.2 $
Management Fees 13.7        6.6          14.6            10.6
Reimbursables 105.3       41.0        51.3            28.4
Total revenues 485.8       471.4       732.1          452.2
OPERATING COSTS AND EXPNSES
Operating Costs 284.9       230.1       335.9          199.7
General and Administrative 26.3        26.0        32.7            16.5
Depreciation 64.5        68.7        106.6          63.3
Total operating expenses 375.7       324.8       475.2          279.5
INCOME FROM OPERATIONS
110.1       146.6       256.9          172.7
OTHER INCOME (EXPENSE)
Interest Income 0.1          0.1          0.2             0.0
Interest Expense and Financing (154.9)     (149.1)     (214.2)         (108.8)
Loss on Debt Extinguishment (25.2)       (124.6)     (98.3)          (1.5)
Other Income 1.3          0.6          1.7             0.2
Total other expenses (178.7)     (273.0)     (310.6)         (110.0)
INCOME (LOSS) BEFORE TAX
(68.6)       (126.4)     (53.7)          62.7
INCOME TAX PROVISION
11.4        18.9        28.1            27.7
Net income (loss) (80.0) $    (145.3) $   (81.8) $        35.0 $
INCOME (LOSS) PER SHARE
Basic (0.28) $   (0.50) $   (0.27) $       0.11 $
Diluted (0.28) $   (0.50) $   (0.27) $       0.11 $
PRO FORMA INCOME (LOSS) PER SHARE (0.19) $   (0.07) $   0.05 $
EBITDA 174.7 $   215.3 $   363.5 $      236.0 $
LTM EBITDA 174.7 $   215.3 $   363.5 $      448.8 $
Net income and cash flow
from operations is increasing
significantly for Vantage as
the Tungsten Explorer
commenced operations in
September 2013.

Balance Sheet
The Debt to EBITDA leverage
will continue to reduce as
Vantage realizes full year
operations for its completed
fleet and executes on debt
retirement plans.
($ in millions) December 31, December 31, December 31, June 30,
2011 2012 2013 31-Mar-14
Cash and cash equivalents 117.0 $      506.2 $      56.8 $         89.0 $
Trade receivables
100.9 119.5 168.7 154.7
Inventory, prepaids & other 41.3 63.1 79.5 79.8
Total current assets 259.2 688.8 305.0 323.4
Property and Equipment 1,805.1 2,717.5 3,190.6 3,148.4
Other assets
58.2 123.9 132.5 115.0
Total assets 2,122.5 $   3,530.2 $   3,628.1 $    3,586.8 $
Accounts payable and accruals
150.2 $      174.4 164.3 158.9
Current maturities - 31.2 63.5 53.5
Total current liabilities
150.2 205.6 227.8 212.4
Long-term debt
1,246.4 2,710.6 2,852.1 2,782.0
Other long-term liabilities 29.8 45.5 42.8 47.6
Shareholders equity 696.1 568.5 505.4 544.7
Total liabilities and shareholders' equity
2,122.5 $   3,530.2 $   3,628.1 $    3,586.8 $
Long-term Debt/LTM EBITDA
7.1 X 12.6 X 7.8 X 6.2 X
Long-term Debt/Run Rate EBITDA(1)
5.9 X
(1) Based on first six months EBITDA annualized

EBITDA Reconciliation
($ in millions) December 31, December 31, December 31,
2011 2012 2013 30-Jun-14
Net Income (Loss)
(80.0) $   (145.3) $  (81.8) $       35.0 $
Interest Expense, Net
154.8 149.0 214.0 108.7
Income Tax Provision
11.4 18.9 28.1 27.7
Depreciation
64.5 68.7 106.6 63.3
Loss on Debt Extinguishment
25.2 124.6 98.3 1.5
Other
(1.2) (0.6) (1.7) (0.2)
EBITDA 174.7 $  215.3 $  363.5 $     236.0 $
Six Months Ended